EXHIBIT 99

                            Computational Materials

JP Morgan Chase Commercial Mortgage Securities Corp, 2005-LDP2
JPMC_LDP2_PxGuide_(scenario) - Price/Yield - A1


Balance   $99,580,000.00    Delay           14          WAC  5.38243   WAM   106
Coupon    4.256             Dated           6/1/2005    NET  5.34377   WALA    1
Settle    6/22/2005         First Payment   7/15/2005


--------------------------------------------------------------
           Price            0 cpr            Extend Inland
--------------------------------------------------------------
                                    Yield                Yield
            100.187500               4.15                 4.15
            100.250000               4.12                 4.12
            100.312500               4.10                 4.10
            100.375000               4.07                 4.07
            100.437500               4.05                 4.05
            100.500000               4.02                 4.02
            100.562500               4.00                 4.00
            100.625000               3.97                 3.97
            100.687500               3.95                 3.95
            100.750000               3.92                 3.92
            100.812500               3.89                 3.89
--------------------------------------------------------------

 Spread @ Center Price                 12                   12
                   WAL               2.65                 2.65
              Mod Durn               2.44                 2.44
--------------------------------------------------------------

               CMT_3MO              3.354                3.354
               CMT_6MO              3.511                3.511
               CMT_1YR              3.691                3.691
               CMT_2YR              3.514                3.514
               CMT_3YR              3.554                3.554
               CMT_5YR              3.642                3.642
              CMT_10YR              3.889                3.889
              CMT_30YR              4.229                4.229
                Prepay              0 CPY                0 CPY
            No Prepays
 Lockout and Penalties  Include Penalties    Include Penalties
Prepay Penalty Haircut                  0                    0
               Default              0 CDR                0 CDR
         Loss Severity                30%                  30%
     Servicer Advances               100%                 100%
       Liquidation Lag                 12                   12
   Optional Redemption           Call (N)             Call (N)


Swap Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR  15YR  20YR  30YR
     Yld  .3335  .3775  .3950  .4075  .4125  .4125  .4125  .4125  .4075  .4389   .50   .50   .50



Loan #  Loan Name                        Extend months
------  ---------                        -------------
  2     Gateway Plaza                      36 months
 15     Commons at Temecula                36 months
 18     Page Field Commons                 36 months
 37     Trenton Crossing                   36 months
 44     Four Peaks                         36 months
 49     Cypress Trace                      36 months
 79     Bison Hollow Shopping Center       36 months
 90     John Deere Distribution Center     36 months
 95     Gateway Plaza II                   36 months
115     High Ridge Crossings               36 months
164     Five Forks Shopping Center         36 months
296     Blockbuster - Simpsonville, SC     36 months


[NOMURA COMPANY LOGO]
--------------------------------------------------------------------------------
This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any seurities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

JP Morgan Chase Commercial Mortgage Securities Corp, 2005-LDP2
JPMC_LDP2_PxGuide_(scenario) - Price/Yield - A2


Balance   $257,128,000.00   Delay           14          WAC  5.38243   WAM   106
Coupon    4.438             Dated           6/1/2005    NET  5.34377   WALA    1
Settle    6/22/2005         First Payment   7/15/2005


-----------------------------------------------------------------
           Price               0 cpr           Extend Inland
-----------------------------------------------------------------
                                       Yield                Yield
               100.187500               4.40                 4.41
               100.250000               4.38                 4.40
               100.312500               4.37                 4.39
               100.375000               4.35                 4.38
               100.437500               4.34                 4.37
               100.500000               4.32                 4.36
               100.562500               4.31                 4.34
               100.625000               4.30                 4.33
               100.687500               4.28                 4.32
               100.750000               4.27                 4.31
               100.812500               4.25                 4.30
-----------------------------------------------------------------

Swp Spread @ Center Price                 28                   23
                      WAL               4.91                 6.37
                 Mod Durn               4.32                 5.43
-----------------------------------------------------------------

                  CMT_3MO              3.354                3.354
                  CMT_6MO              3.511                3.511
                  CMT_1YR              3.691                3.691
                  CMT_2YR              3.514                3.514
                  CMT_3YR              3.554                3.554
                  CMT_5YR              3.642                3.642
                 CMT_10YR              3.889                3.889
                 CMT_30YR              4.229                4.229
                   Prepay              0 CPY                0 CPY
               No Prepays
    Lockout and Penalties  Include Penalties    Include Penalties
   Prepay Penalty Haircut                  0                    0
                  Default              0 CDR                0 CDR
            Loss Severity                30%                  30%
        Servicer Advances               100%                 100%
          Liquidation Lag                 12                   12
      Optional Redemption           Call (N)             Call (N)


Swap Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR  15YR  20YR  30YR
     Yld  .3335  .3775  .3950  .4075  .4125  .4125  .4125  .4125  .4075  .4389   .50   .50   .50



Loan #  Loan Name                        Extend months
------  ---------                        -------------
  2     Gateway Plaza                      36 months
 15     Commons at Temecula                36 months
 18     Page Field Commons                 36 months
 37     Trenton Crossing                   36 months
 44     Four Peaks                         36 months
 49     Cypress Trace                      36 months
 79     Bison Hollow Shopping Center       36 months
 90     John Deere Distribution Center     36 months
 95     Gateway Plaza II                   36 months
115     High Ridge Crossings               36 months
164     Five Forks Shopping Center         36 months
296     Blockbuster - Simpsonville, SC     36 months


[NOMURA COMPANY LOGO]
--------------------------------------------------------------------------------
This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any seurities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------